Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lion Consulting Group, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gergley Toth, Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 17, 2015	/s/ Gergley Toth
Gergley Toth
Chief Executive Officer